UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2021

cbdMD, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Red Oak Blvd, Charlotte, NC 28217
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 445-3060

_______________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	YCBD	NYSE American
8% Series A Cumulative Convertible Preferred Stock	YCBDpA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 12, 2021, cbdMD, Inc. held its 2021 annual meeting of shareholders where four proposals were voted upon. The proposals are described in detail in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 25, 2021. Of the 52,287,113 shares of our common stock outstanding and entitled to vote at the annual meeting, 34,803,091 shares (or 66.6%), constituting a quorum, were represented in person or by proxy at the 2021 annual meeting. At the meeting all the proposals were approved and the final vote on the proposals was recorded as follows:

Proposal 1:	The following directors were elected at the 2021 annual meeting of shareholders to hold office until the 2022 annual meeting of shareholders or their earlier resignation, removal or death:

Directors	“For”	“Against”	Broker Non-Votes
Martin A. Sumichrast	26,950,323	101,529	7,751,239
R. Scott Coffman	26,965,701	86,151	7,751,239
Bakari Sellers	26,887,862	163,990	7,751,239
William F. Raines, III	26,561,979	489,873	7,751,239
Peter J. Ghiloni	26,689,314	362,538	7,751,239
Scott G. Stephen	26,673,830	378,022	7,751,239
Sim Farar	26,983,961	67,891	7,751,239

Proposal 2:	The appointment of Cherry Bekaert LLP as our independent registered public accounting firm was ratified, based upon the following final tabulation of votes:

“For”	“Against”	“Abstain”
34,550,025	154,341	98,725

Proposal 3:	Our 2021 Equity Compensation Plan was approved, based upon the following final tabulation of votes:

“For”	“Against”	“Abstain”
24,168,884	2,682,714	200,254

Proposal 3:	The compensation of our named executive officers was approved, on a non-binding and advisory basis, based upon the following final tabulation of votes:

“For”	“Against”	“Abstain”
26,266,273	392,271	393,308

Item 8.01 Other Events.

On March 12, 2021 following the adjournment of the 2021 annual meeting of our shareholders, our board of directors reappointed Martin A. Sumichrast as Chairman of the Board and co-Chief Executive Officer, R. Scott Coffman as co-Chief Executive Officer and President and T. Ronan Kennedy as Chief Financial Officer, Secretary and Treasurer. The board of directors made the following board committee appointments:

Audit Committee:	William F. Raines, III, Chairman
Bakari Sellers
Scott G. Stephen

Compensation, Corporate Governance and
Nominating Committee:	Bakari Sellers, Chairman
Peter Ghiloni
Sim Farar

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, Inc.

Date: March 16, 2021	By:	/s/ T. Ronan Kennedy
T. Ronan Kennedy, Chief Financial Officer and Chief Operating Officer